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                                                                    EXHIBIT 99.3



Quantitative and Qualitative Disclosures About Market Risk
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See Part II, Item 7, "Management's Discussion and Analysis of Financial
Condition and Results of Operations," of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000 for a discussion of its exposure to market risks. There has been no significant change during the first quarter ended October 31, 2000.